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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 1998

                PEOPLES FINANCIAL SERVICES CORP.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-23863          23-2391852
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

     50 Main Street, Hallstead, Pennsylvania            18822
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (717) 879-2175

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     The press release, dated July 30, 1998, of Peoples Financial
Services Corp., attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99.1 Press Release, dated July 30, 1998, of Peoples
               Financial Services Corp.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PEOPLES FINANCIAL SERVICES CORP.

Dated:  August 14, 1998

                              By/s/ John W. Ord
                                   John W. Ord
                                   President and
                                   Chief Executive Officer
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